                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2005

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

----------------------------- --------------------------- ----------------------
          Delaware                     0-22055                  11-3223672
----------------------------- --------------------------- ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)
----------------------------- --------------------------- ----------------------


              101 CRAWFORDS CORNER ROAD, HOLMDEL, NEW JERSEY 07733 (Address of principal executive offices, including Zip Code)

                                 (732) 949-2350
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On April 19, 2005, Amedia Networks, Inc. (the "Company") was notified that two members of its Board of Directors, Messrs. Sam Brill and Ivan Berkowitz, would not stand for re-election as directors at the 2005 annual meeting of the Company's stockholders on June 9, 2005. Neither Mr. Brill nor Mr. Berkowitz declined to stand for re-election as a director at such time because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: APRIL 22, 2005

                                              /S/ FRANK GALUPPO
                                              -----------------
                                                  FRANK GALUPPO
                                                  PRESIDENT AND CHIEF
                                                  EXECUTIVE OFFICER






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